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12-31-95                                                            EXHIBIT 21.0
                                  SUBSIDIARIES

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Cooper has no parent.  The subsidiaries of Cooper are listed in groupings that indicate the nature and management of the operations of each.  Unless noted herein, all subsidiaries are wholly owned by Cooper or one of its subsidiaries.

                                                                                    Place of
                    Name                                                          Incorporation
- -------------------------------------------                                       --------------

                                           A.  GENERAL CORPORATE ADMINISTRATION
                                           ------------------------------------
Champion Spark Plug GmbH                                                             Germany
CI Leasing Company                                                                   Delaware, U.S.
Cooper (Great Britain) Ltd.                                                          United Kingdom
Cooper (U.K.) Limited                                                                Delaware, U.S.
Cooper CPS Corporation                                                               Delaware, U.S.
Cooper Industries (Canada) Inc.                                                      Ontario, Canada
Cooper Industries Australia Pensions Pty Ltd                                         Australia
Cooper Industries Australia Pty Limited                                              Australia
Cooper Industries Foreign Sales Company, Ltd.                                        Barbados
Cooper Industries Foundation                                                         Ohio, U.S.
Cooper Industries GmbH Beteiligungen                                                 Germany
Cooper Industries Italia S.p.A.                                                      Italy
Cooper Industries, Inc.                                                              Delaware, U.S.
Cooper Industries Norge AS                                                           Norway
Cooper Industries Sweden AB (556391-9728)                                            Sweden
Cooper International Company                                                         Delaware, U.S.
Cooper PAC Corporation                                                               Delaware, U.S.
Cooper Pensions Limited                                                              United Kingdom
Cooper Securities, Inc.                                                              Texas, U.S.
Cooper Trading, Inc.                                                                 Delaware, U.S.
Cooper Western Hemisphere Company                                                    Delaware, U.S.
Coopind Inc.                                                                         Delaware, U.S.
CS Holdings International Inc.                                                       Cayman Islands
Industrias Cooper de Venezuela, S.A.                                                 Venezuela
Kirsch Company                                                                       Michigan, U.S.
Moog Redevelopment Corporation                                                       Missouri, U.S.
P B Marketing, Inc.                                                                  Delaware, U.S.
Sani Kirsch, Inc.                                                                    Delaware, U.S.
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                                                                                        Place of
                      NAME                                                           Incorporation
- ----------------------------------------                                             -------------


                                                 B.  ELECTRICAL PRODUCTS
                                                 -----------------------
Arrow-Hart, S.A. de C.V.                                                             Mexico
Bussmann International, Inc.                                                         Delaware, U.S.
Bussmann de Mexico S.A. de C.V.                                                      Mexico
Bussmann, S.A. de C.V.                                                               Mexico
CEAG Digi Table Sicherheitstechnik GmbH                                              Germany
CEAG Grundstucksverwaltungsgesellschaft mbH                                          Germany
CEAG Grundstucks GmbH & Co. OHG                                                      Germany
CEAG Sicherheitstechnik GmbH                                                         Germany
Combined Technologies, Inc.                                                          Wisconsin, U.S.
Componentes de Iluminacion, S.A. de C.V.                                             Mexico
Connectron, Inc.                                                                     New Jersey, U.S.
Cooper Elektrische Ausrustungen GmbH                                                 Germany
Cooper Elektrische Ausrustungen GmbH & Co. OHG                                       Germany
Cooper Power Systems do Brasil Ltda.                                                 Brazil
Cooper Power Systems Pty. Ltd.                                                       Australia
Cooper Power Systems, Inc.                                                           Delaware, U.S.
Cooper Power Systems Transportation Company                                          Wisconsin, U.S.
Crouse-Hinds (Australia) Pty. Ltd.                                                   Australia
Crouse-Hinds Domex, S.A. de C.V.                                                     Mexico
Crouse-Hinds GmbH                                                                    Germany
Edison Fusegear, Inc.                                                                Delaware, U.S.
Iluminacion Cooper de las Californias
  S.A. de C.V.                                                                       Mexico
McGraw-Edison Company                                                                Delaware, U.S.
McGraw-Edison Development Corporation                                                Delaware, U.S.
McGraw-Edison Power Systems Overseas, Inc.                                           Delaware, U.S.
Ping Ding Shan Edison Power Systems
  Company Limited (60% owned)                                                        China
RTE Far East Corporation                                                             Taiwan
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                                                              Place of
                      NAME                                 Incorporation
- ----------------------------------------                   -------------
                           C. TOOLS & HARDWARE
                           -------------------
AB Sani-Maskiner (556179-9643)                               Sweden
Acrimo AB (public) (28.9% owned)                             Sweden
Aryho, S.A.                                                  Spain
Comercial Decorativa, S.A.                                   Spain
Cooper Industries Sweden Realty AB (556403-8684)             Sweden
Cooper Tools GmbH                                            Germany
Cooper Tools Industrial Ltda.                                Brazil
Cooper Tools Pty. Limited                                    Australia
Cooper Tools S.A.                                            France
Decoracion, S.A.                                             Spain
Deutsche Gardner-Denver Beteiligungs-GmbH                    Germany
Deutsche Gardner-Denver GmbH & Co.                           Germany
Empresa Andina de Herramientas, S.A. (49% owned)             Colombia
Erem S.A.                                                    Switzerland
Hofesa France, S.A.                                          France
Hofesa Home Fittings de Portugal
  Decoracao, Limitada                                        Portugal
Hofesa Italia S.r.l.                                         Italy
Hofesa UK PLC                                                United Kingdom
Home Fittings Espana, S.A.                                   Spain
Innovaciones Decorativas, S.A.                               Spain
Lufkin Europa B.V.                                           Netherlands
Nicholson Mexicana, S.A. de C.V. (49% owned)                 Mexico
SANI-Kirsch Inc. & Co. KG                                    Germany
The Cooper Group, Inc.                                       Delaware, U.S.
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                                                               Place of
                     NAME                                    Incorporation
- --------------------------------------------                 -------------

                             D. AUTOMOTIVE PRODUCTS
                             ----------------------
A.F.P. Ltd.                                                      Canada
Anco de Mexico, S.A. de C.V.                                     Mexico
Bougie Champion, S.A.                                            France
Bujias Champion de Mexico, S.A. de C.V.                          Mexico
Bujias Champion de Venezuela, C.A.                               Venezuela
Champion Filtration S.p.A.                                       Italy
Champion Iberica S.A.                                            Spain
Champion Interamericana, Ltd.                                    Delaware, U.S.
Champion Spark Plug Company (Aust.) Pty. Limited                 Australia
Champion Spark Plug Company                                      Delaware, U.S.
Champion Spark Plug Belgium S.A.                                 Belgium
Champion Spark Plug New Zealand                                  New Zealand
Champion Spark Plug S.A.                                         Belgium
Champion Spark Plug Taiwan, Inc.                                 Taiwan
Cooper Automotive K.K.                                           Japan
Cooper Automotive, Inc.                                          Delaware, U.S.
Cooper Automotive of South Africa
  (Proprietary) Limited                                          South Africa
Crucetas Mexicanas, S.A. de C.V. (40% owned)                     Mexico
CSP Industries B.V.                                              Netherlands
Farloc Argentina S.A.I.C. y. F. (23.9% owned)                    Argentina
Frenos Hidraulicos Automotrices S.A. (49% owned)                 Mexico
Guangzhou Champion Spark Plug Co.,
  Ltd.(50% owned)                                                China
Moog Automotive, Inc.                                            Missouri, U.S.
Productos de Frenos Automotrices de
 Calidad, S.A. de C.V.                                           Mexico
Sistemas de Energia de Matamoros, S.A. de C.V.                   Mexico
Wagner Electric Corporation                                      Delaware, U.S.

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                                                                                        Place of
                      NAME                                                           Incorporation
- ----------------------------------------                                             -------------


                                                E.  INACTIVE SUBSIDIARIES
                                                -------------------------
B & S Fuses Limited                                                                  United Kingdom
Bussmann (U.K.) Limited                                                              United Kingdom
Carlton Santee Corporation                                                           California, U.S
Champion Service & Trading Pte. Ltd.                                                 Singapore
Champion Spark Plug (Far East) Pte. Limited                                          Singapore
Champion Sparking Plug Company (Ireland) Limited                                     Ireland
Coopauto Corporation                                                                 Delaware, U.S.
Cooper Hand Tools of California, Inc.                                                Delaware, U.S.
Crouse-Hinds de Venezuela, C.A.                                                      Venezuela
Crouse-Hinds of Europe, S.r.l.                                                       Italy
DFL Fusegear Limited                                                                 United Kingdom
Duotech Pty Limited                                                                  Australia
Gardner-Denver (Aust.) Pty. Limited                                                  Australia
Gardner-Denver International, C.A.                                                   Venezuela
Inmobiliaria Cisco, S.A. (49% owned)                                                 Mexico
McGraw-Edison Export Corporation                                                     Delaware, U.S.
Moog World Trade Corporation                                                         Virgin Islands
The Cooper Group, B.V.                                                               Netherlands
Veda Manufacturing Pty. Ltd.                                                         Australia
Velas Champion do Brasil, Ltda.                                                      Brazil
WAWD Autoteile GmbH                                                                  Germany
WPC Corporation, Inc.                                                                Delaware, U.S.
ZV Zundkerzenvertriebs GmbH                                                          Germany
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